 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 5, 2024

KATAPULT HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-39116	84-2704291
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5360 Legacy Drive, Building 2 Plano, TX	75024
(Address of principal executive offices)	(Zip Code)

(833) 528-2785
(Registrant’s telephone number, including area code:)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.0001 per share	KPLT	The Nasdaq Stock Market LLC
Redeemable Warrants	KPLTW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 5, 2024, Katapult Holdings, Inc., a Delaware corporation (the “Company” or “Katapult”) held an annual meeting of stockholders (the “Annual Meeting”) as a virtual meeting, conducted via live webcast, in connection with the proposals described in the Company’s definitive proxy statement filed with the U.S. Securities and Exchange Commission on April 26, 2024 (the “Proxy Statement”) and first mailed to stockholders on or about April 26, 2024. Each proposal (individually a “Proposal” and, collectively, the “Proposals”) voted upon at the Annual Meeting is described in detail in the Proxy Statement and the final voting results are indicated below.

As of the close of business on April 10, 2024, the record date for the Annual Meeting, there were 3,802,336 shares outstanding of the Company’s common stock, par value $0.0001 per share (the “Common Stock”) entitled to vote. A total of 2,835,538 shares of Common Stock, representing approximately 74.57% of the outstanding shares of Common Stock entitled to vote, were present in person or by proxy, constituting a quorum.

The voting results, as certified in the Final Report of the Inspector of Election, are as follows:

Proposal 1. Election of Directors – To elect Messrs. Don Gayhardt and Orlando Zayas Class III Directors to the Board of Directors (the "Board"), to serve until the Company's 2027 Annual Meeting of Stockholders and until their successors are elected and qualified. The proposal was approved by the following votes for each nominee:

Director	Common Stock Votes For	Common Stock Votes Withheld	Common Stock Broker Non-Votes
Don Gayhardt	1,936,020	183,780	715,738
Orlando Zayas	1,977,163	142,637	715,738

Proposal 2. Ratification of the Appointment of Independent Registered Public Accounting Firm – To ratify the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024. The appointment was ratified by the following votes:

Common Stock Votes For	Common Stock Votes Against	Common Stock Abstentions	Common Stock Broker Non-Votes
2,809,338	19,038	7,162

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	June 11, 2024	/s/ Orlando Zayas
		Name:	Orlando Zayas
		Title:	Chief Executive Officer